Exhibit 99.1

FOR IMMEDIATE RELEASE

WHEELER REAL ESTATE INVESTMENT TRUST, INC. ANNOUNCES 2019 FIRST QUARTER FINANCIAL RESULTS

Virginia Beach, VA – May 1, 2019 – Wheeler Real Estate Investment Trust, Inc. (NASDAQ:WHLR) (“WHLR” or the “Company”) today reported operating and financial results for the three months ending March 31, 2019.

	Three Months Ended March 31,
	2019	2018

Net loss per common share	$(0.31)	$(0.57)
FFO per common share and common unit	0.12	0.16
AFFO per common share and common unit	0.11	0.21
PREPARED STATEMENT
In lieu of a conference call and webcast, we have provided a prepared statement, which has been posted to our website at https://ir.whlr.us/ and has been filed on Form 8-K with the SEC.

2019 FIRST QUARTER HIGHLIGHTS
(all comparisons to the same prior year period unless otherwise noted)

•	Sold two properties and an undeveloped parcel of land for a total of $8.8 million, resulting in a total gain of $1.8 million and net proceeds of $3.6 million.

•
Paid the Revere Term Loan in full with proceeds from the following sources: $323 thousand with proceeds from the sale of Jenks Plaza, $30 thousand in conjunction with the sale of a 1.28 acre parcel at Harbor Pointe, $300 thousand in monthly scheduled principal payments and the remaining $406 thousand and the $20 thousand Exit Fee paid from operating cash flows.

•	Paid down $850 thousand on the over-advance portion of KeyBank Line of Credit.

•	Net loss attributable to WHLR's common stock, $0.01 par value per share ("Common Stock") shareholders of $3.02 million, or ($0.31) per share.

•	Total revenue from operations decreased by 1.83% or $298 thousand.

•	Property Net Operating Income ("NOI") from operations decreased by 2.95% to approximately $11.2 million.

•	Adjusted Funds from Operations ("AFFO") of $0.11 per share of the Company's Common Stock and common unit ("Common Unit") in our operating partnership, Wheeler REIT, L.P.

SUBSEQUENT EVENTS

•	In April 2019, the 1,986,600 warrants exchangeable into 248,325 shares of Common Stock expired.

•
In April 2019, the Company executed a contract for the sale of Perimeter Square for $7.43 million. It is expected to close in the second quarter of 2019. In addition, the Company extended the $6.50 million in Perimeter Square loans to June 5, 2019.

•	In April 2019, the Company absorbed an approximately 30,000 square foot outparcel at JANAF as a result of an unlawful detainer with a delinquent tenant, Mariner Finance, LLC.

•
On April 25, 2019, the Company entered into a First Amendment to the Amended and Restated Credit Agreement (the "First Amendment"). In conjunction with the First Amendment, the Company made a $1.00 million principal payment on the KeyBank Line of Credit and will begin making monthly principal payments of $250 thousand on May 1, 2019. The First Amendment

(among other provisions) waives the over-advance and replaced the Borrowing Base Availability with an interest coverage ratio. Additionally, the KeyBank Line of Credit shall be reduced to $27.00 million by July 31, 2019, $7.50 million by September 30, 2019 and the interest rate increases to Libor plus 350 basis points on August 31, 2019 if the outstanding balance is not below $11.00 million.

•
Bank of Arkansas filed suit against WD-I Associates, LLC, our former CEO Jon S. Wheeler and Wheeler Real Estate, LLC  (WHLR subsidiary) alleging that WD-I and Jon S. Wheeler are in default as to certain construction loans which Jon Wheeler personally guaranteed. Wheeler Real Estate, LLC is named as a nominal defendant, only for purposes of providing an accounting for that period in which it served as the management company for WD-I Associates. No damages are sought from Wheeler Real Estate, LLC. More detail is provided in our Form 10-Q for the period ended March 31, 2019.

BALANCE SHEET

•	Cash and cash equivalents totaled $4.2 million at March 31, 2019, compared to $3.5 million at December 31, 2018.

•
Total debt was $359.9 million at March 31, 2019 (including debt associated with assets held for sale), compared to $369.6 million at December 31, 2018. The decrease of $9.7 million in debt is primarily a result of the $1.1 million Revere Term Loan pay-off, $5.8 million in pay-offs as a result of sales, $850 thousand payment on the KeyBank Line of Credit, and normal principal payments.

•
WHLR's weighted-average interest rate was 4.8% with a term of 4.10 years at March 31, 2019 (including debt associated with assets held for sale). This compares to an interest rate of 4.8% with a term of 4.31 years at December 31, 2018.

•	Net investment properties as of March 31, 2019 totaled at $433.2 million (including assets held for sale), compared to $441.4 million as of December 31, 2018.

DIVIDENDS

•
At March 31, 2019, the Company had accumulated undeclared dividends of approximately $6.5 million to holders of shares of our Series A Preferred Stock, Series B Preferred Stock, and Series D Preferred Stock of which $3.5 million is attributable to the three months ended March 31, 2019.

OPERATIONS AND LEASING

•	The Company's real estate portfolio is 89.6% leased as of March 31, 2019.

•	Executed 28 lease renewals totaling 120,914 square feet at a weighted-average increase of $0.05 per square foot, representing an increase of 0.63% over prior rates.

•	Signed 8 new leases totaling approximately 31,200 square feet with a weighted-average rate of $12.77 per square foot.

•
The Company’s gross leasable area ("GLA"), which is subject to leases that expire over the next nine months, including month-to month leases declined to approximately 5.75% at March 31, 2019, compared to 8.44% at March 31, 2018. At March 31, 2019, 44.78% of this expiring GLA is subject to renewal options.

SAME STORE RESULTS

•
Same-store NOI for the three months ended March 31, 2019 compared to March 31, 2018, declined by (6.17%) and (7.65%) on a cash basis. The same-store pool for the three months ended March 31, 2019, was comprised of 4.9 million square feet that the Company owned as of January 1, 2018. Same-store results were driven by a 4.69% decrease in property revenues, primarily a result of rent modifications to certain 2018 Southeastern Grocer leases, reduced rent at the three SEG recaptured and backfilled locations, incremental vacancies as well as the impact from properties that were sold during the year. Same Store property expenses decreased 0.98%.

DISPOSITIONS

•	Sold Jenks Plaza for a contract price of $2.2 million, resulting in a gain of $387 thousand with net proceeds of $1.8 million.

•	Sold a 1.28-acre undeveloped land parcel at Harbor Pointe for a contract price of $550 thousand resulting in net proceeds of $19 thousand.

•	Sold Graystone Crossing for a contract price of $6.0 million, resulting in a gain of $1.5 million with net proceeds of $1.7 million.

SUPPLEMENTAL INFORMATION
Further details regarding Wheeler Real Estate Investment Trust, Inc.’s operations and financials for the period ended March 31, 2019, including a supplemental presentation, are available at https://ir.whlr.us/.

ABOUT WHEELER REAL ESTATE INVESTMENT TRUST, INC.
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on owning and operating income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. For additional information about the Company, please visit: www.whlr.us.

A copy of Wheeler’s Quarterly Report on Form 10-Q, which includes the Company’s condensed consolidated financial statements and management’s discussion & analysis of financial condition and results of operations, will be available upon filing via the U.S. Securities and Exchange Commission website (www.sec.gov) or through Wheeler’s website at www.whlr.us.

DEFINITIONS
FFO, AFFO, Pro Forma AFFO, Property NOI, EBITDA and Adjusted EBITDA are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. Wheeler considers FFO, AFFO, Pro Forma AFFO, Property NOI, EBITDA and Adjusted EBITDA to be important supplemental measures of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate and gains and losses from property dispositions, the Company believes that it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income.
Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, nonrecurring expenses, legal settlements, legal and professional fees, and acquisition costs. Management uses AFFO, which is a non- GAAP financial measure, to exclude such items. Management believes that reporting AFFO and Pro Forma AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. Management also believes that Property NOI, EBITDA and Adjusted EBITDA represent important supplemental measures for securities analysts, investors and other interested parties, as they are often used in calculating net asset value, leverage and other financial metrics used by these parties in the evaluation of REITs.

FORWARD LOOKING STATEMENTS
This press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. Specifically, the Company’s statements regarding future generation of financial returns from its portfolio are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release.

Additional factors are discussed in the Company's filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Mary Jensen
Investor Relations
(757) 627-9088 / mjensen@whlr.us

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2019	2018
REVENUE:
Rental revenues	$15,770	$15,821
Asset management fees	13	125
Commissions	42	14
Other revenues	170	333
Total Revenue	15,995	16,293
OPERATING EXPENSES:
Property operations	4,726	4,599
Non-REIT management and leasing services	23	36
Depreciation and amortization	5,816	7,476
Corporate general & administrative	1,814	2,508
Total Operating Expenses	12,379	14,619
Gain on disposal of properties	1,839	1,055
Operating Income	5,455	2,729
Interest income	1	1
Interest expense	(4,793)	(4,577)
Net Income (Loss) Before Income Taxes	663	(1,847)
Income tax expense	(8)	(25)
Net Income (Loss)	655	(1,872)
Less: Net income (loss) attributable to noncontrolling interests	13	(47)
Net Income (Loss) Attributable to Wheeler REIT	642	(1,825)
Preferred Stock dividends - declared	—	(3,207)
Preferred Stock dividends - undeclared	(3,657)	—
Net Loss Attributable to Wheeler REIT Common Shareholders	$(3,015)	$(5,032)

Loss per share:
Basic and Diluted	$(0.31)	$(0.57)

Weighted-average number of shares:
Basic and Diluted	9,606,249	8,900,416

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share data)

	March 31, 2019	December 31, 2018
	(unaudited)
ASSETS:
Investment properties, net	$422,838	$433,142
Cash and cash equivalents	4,159	3,544
Restricted cash	14,446	14,455
Rents and other tenant receivables, net	5,594	5,539
Notes receivable, net	5,000	5,000
Assets held for sale	10,431	8,982
Above market lease intangibles, net	6,793	7,346
Operating lease right-of-use assets	11,833	—
Deferred costs and other assets, net	28,003	30,073
Total Assets	$509,097	$508,081
LIABILITIES:
Loans payable, net	$348,651	$360,117
Liabilities associated with assets held for sale	6,684	4,632
Below market lease intangibles, net	9,265	10,045
Operating lease liability	11,962	—
Accounts payable, accrued expenses and other liabilities	10,504	12,077
Total Liabilities	387,066	386,871
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 3,600,636 shares issued and outstanding; $94.40 million and $91.98 million aggregate liquidation preference, respectively)	79,522	76,955

EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,748 shares issued and outstanding; $46.90 million aggregate liquidation preference)	41,022	41,000
Common Stock ($0.01 par value, 18,750,000 shares authorized, 9,693,271 and 9,511,464 shares issued and outstanding, respectively)	97	95
Additional paid-in capital	233,861	233,697
Accumulated deficit	(235,131)	(233,184)
Total Shareholders’ Equity	40,302	42,061
Noncontrolling interests	2,207	2,194
Total Equity	42,509	44,255
Total Liabilities and Equity	$509,097	$508,081

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO)
(unaudited, in thousands)

	Three Months Ended March 31,
	Same Store		New Store		Total		Period Over Period Changes
	2019	2018	2019	2018	2019	2018	$	%

Net Income (Loss)	$633	$(1,932)	$22	$60	$655	$(1,872)	$2,527	134.99%
Depreciation and amortization of real estate assets	4,743	6,495	1,073	981	5,816	7,476	(1,660)	(22.20)%
Gain on disposal of properties	(1,839)	(1,055)	—	—	(1,839)	(1,055)	(784)	(74.31)%
FFO	$3,537	$3,508	$1,095	$1,041	$4,632	$4,549	$83	1.82%

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO)
(unaudited, in thousands)

	Three Months Ended March 31,
	2019	2018
Net Income (Loss)	$655	$(1,872)
Depreciation and amortization of real estate assets	5,816	7,476
Gain on disposal of properties	(1,839)	(1,055)
FFO	4,632	4,549
Preferred stock dividends-declared	—	(3,207)
Preferred stock dividends-undeclared	(3,657)	—
Preferred stock accretion adjustments	170	170
FFO available to common shareholders and common unitholders	1,145	1,512
Acquisition and development costs	4	7
Capital related costs	74	53
Other non-recurring and non-cash expenses (1)	24	103
Share-based compensation	90	419
Straight-line rental revenue, net straight-line expense	(155)	(195)
Loan cost amortization	392	379
(Below) above market lease amortization	(226)	(22)
Recurring capital expenditures and tenant improvement reserves	(284)	(290)
AFFO	$1,064	$1,966

Weighted Average Common Shares	9,606,249	8,900,416
Weighted Average Common Units	235,032	629,009
Total Common Shares and Units	9,841,281	9,529,425
FFO per Common Share and Common Units	$0.12	$0.16
AFFO per Common Share and Common Units	$0.11	$0.21

(1)    Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations"
included in our Quarterly Report on Form 10-Q for the period ended March 31, 2019.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Property Net Operating Income
(unaudited, in thousands)

	Three Months Ended March 31,
	Same Store		New Store		Total
	2019	2018	2019	2018	2019	2018

	(in thousands)
Net Income (Loss)	$633	$(1,932)	$22	$60	$655	$(1,872)
Adjustments:
Income tax expense	8	25	—	—	8	25
Interest expense	4,068	3,974	725	603	4,793	4,577
Interest income	(1)	(1)	—	—	(1)	(1)
Gain on disposal of properties	(1,839)	(1,055)	—	—	(1,839)	(1,055)
Corporate general & administrative	1,711	2,499	103	9	1,814	2,508
Depreciation and amortization	4,743	6,495	1,073	981	5,816	7,476
Non-REIT management and leasing services	23	36	—	—	23	36
Asset management and commission revenues	(55)	(139)	—	—	(55)	(139)
Property Net Operating Income	$9,291	$9,902	$1,923	$1,653	$11,214	$11,555

Property revenues	$13,222	$13,872	$2,718	$2,282	$15,940	$16,154
Property expenses	3,931	3,970	795	629	4,726	4,599
Property Net Operating Income	$9,291	$9,902	$1,923	$1,653	$11,214	$11,555

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization - EBITDA
(unaudited, in thousands)

		Three Months Ended March 31,
		2019	2018
Net Income (Loss)		$655	$(1,872)
Add back:	Depreciation and amortization (1)	5,590	7,454
	Interest Expense (2)	4,793	4,577
	Income tax expense	8	25
EBITDA		11,046	10,184
Adjustments for items affecting comparability:
	Acquisition and development costs	4	7
	Capital related costs	74	53
	Other non-recurring and non-cash expenses (3)	24	103
	Gain on disposal of properties	(1,839)	(1,055)
Adjusted EBITDA		$9,309	$9,292

(1)	Includes above (below) market lease amortization.

(2)	Includes loan cost amortization.

(3)
Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the period ended March 31, 2019.